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
[NY YORK LIFE LOGO]                                                             [NY YORK LIFE LOGO]

LIFE STAGES
ANNUITIES
-----------
The Company
You Keep


                                APPLICATION FOR

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                   ANNUITY COMMENCEMENT AT AGE 80 OR 10 YEARS
TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A DELAWARE CORPORATION)

51 Madison Avenue, New York, NY 10010                                           PLEASE PRINT OR TYPE
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1. WHO WILL BE THE OWNER OF THIS CONTRACT?

Name (First, M.I., Last)            Date of Birth           Male        Female       SS # or Tax ID #
                                    Month  Day  Year        [ ]         [ ]
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Mailing Address-Street             City                   State                      Zip Code

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Tel. No. (day)        Tel. No. (eve)        Citizenship                    Relationship to Annuitant
(   )                 (   )                 [ ] U.S. Other
                                                          ---------------
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Joint Owner Name (First, M.I., Last) Relationship to Owner    Date of Birth     Male        Female SS # or Tax ID #
                                                              Month  Day  Year   [ ]         [ ]


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2. WHO WILL BE THE ANNUITANT? IF SAME AS OWNER, CHECK HERE [ ].(IF OTHER THAN OWNER, COMPLETE THIS
SECTION.)

Name (First, M.I., Last)            Date of Birth           Male        Female       SS # or Tax ID #
                                    Month Day Year          [ ]         [ ]
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Mailing Address-Street             City                   State                      Zip Code

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Tel. No. (day)        Tel. No. (eve)        Citizenship
(   )                 (   )                 [ ] U.S. Other
                                                          -------------------
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3. WHAT IS THE PREMIUM AMOUNT? (ATTACH CHECK PAYABLE TO NYLIAC, IF APPLICABLE.)

Premium Amount $
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4. WHO WILL BE THE PRIMARY BENEFICIARY(IES) OF THIS CONTRACT? NOTE: COMPLETE QUESTION 7 TO NAME A
CONTINGENT BENEFICIARY.

Name                     Relationship to Owner                        Percentage

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Name                     Relationship to Owner                        Percentage

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5. WHAT IS THE PLAN TYPE? (COMPLETE ONE PLAN.)

    Non-       Is this a 1035 Exchange?  [ ] Yes [ ] No             If yes, what is the Cost Basis?
[ ] Qualified  (If yes, submit Form 18263)                          $
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[ ] IRA     Current Year Contribution     Prior Year Contribution  Transfer Amount    Rollover Amount
[ ] SEP     $           Year              $           Year         $                  $
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[ ] 403(b)  Transfer Amount $                                      [ ] 457 DEFERRED COMPENSATION PLAN
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Is this an Employer Sponsored Plan? [ ] Yes [ ] No    NOTE: If this is an IRA/SEP transfer/rollover
                                                            or 403(b)TSA transfer, submit Form 18500.
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6. IS THIS A REPLACEMENT OF A LIFE INSURANCE OR ANNUITY POLICY? (IF YES, COMPLETE THIS SECTION.)

Company Name                       Policy Number(s)                Estimated Contract Value
                                                                   $
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7. ARE THERE ADDITIONAL DETAILS?

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8. SIGNATURES

I/We agree that: (1) All of the statements in this application are true to the best of the knowledge and belief of those who made and recorded them. (2) This contract will not become effective unless it is delivered to the Owner while the Annuitant is living. (3) Unless otherwise indicated below, the Owner of this contract is the Applicant. (4) Under penalties of perjury, the Taxpayer
Identification Number(s) provided on this application are certified to be correct. (5) No Registered
Representative is authorized to accept risks, make or change this application or any contract issued by the Company, or give up any of the Owner's rights or requirements. BENEFITS BASED ON THE
PERFORMANCE OF THE SEPARATE ACCOUNTS ARE VARIABLE AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT.

Signed at (City/State) ______________________               Dated On _______________________________
Owner _______________________________________               Joint Owner ____________________________
Annuitant (if other than Owner) _____________               Applicant (if other than Owner)_________
Registered Rep's Signature __________________               Registered Rep's Printed Name __________
Registered Rep's              Registered Rep's
Tel. No.(  ) ________________ Code No. _________________    Agent's State/License No. ______________
General Office Name/No. _____________________    Lic. Resident Agent Countersignature_______________


                                                                                     [RECYCLE LOGO]
200-597 (7/2000)

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